UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Act of 1934

Date of Report (Date of earliest event reported) December 18, 2025

AMCON DISTRIBUTING COMPANY

(Exact name of registrant as specified in its charter)

Delaware	1-15589	47-0702918
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

7405 Irvington Road, Omaha NE 68122

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 402-331-3727

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFO 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	DIT	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting on Thursday, December 18, 2025, at which Annual Meeting the Company’s stockholders voted upon the following matters:

•	The election of six members of the Company’s board of directors.

•	The ratification and approval of the selection of RSM US LLP as the Company’s independent registered public accounting firm for the Company’s 2026 fiscal year.

•	The advisory approval of the compensation of the Company’s executives disclosed in the proxy statement for the Annual Meeting pursuant to the compensation disclosure rules of the Securities and Exchange Commission.

•	An advisory vote on whether future advisory votes on executive officer compensation should occur every 3 years, every 2 years or every 1 year.

Election of Directors

At the Annual Meeting, Christopher H. Atayan, Jeremy W. Hobbs, John R. Loyack, Stanley Mayer, Timothy R. Pestotnik and Andrew C. Plummer each was elected as a director. The following is a summary of the votes cast at the Annual Meeting with respect to the election of directors:

Name	Votes in Favor	Votes Withheld
Christopher H. Atayan	572,051	5,675
Jeremy W. Hobbs	575,612	2,114
John R. Loyack	572,059	5,667
Stanley Mayer	572,142	5,584
Timothy R. Pestotnik	550,264	27,462
Andrew C. Plummer	574,919	2,807

There were 37,528 broker non-votes with respect to this matter.

Ratification and Approval of Independent Registered Public Accounting Firm

At the Annual Meeting, the selection of RSM US LLP as the Company's independent registered public accounting firm for the Company's 2026 fiscal year was ratified and approved. The following is a summary of the votes cast at the Annual Meeting with respect to this matter:

	Votes in Favor	Votes Against	Votes Abstaining
Ratification and approval of the selection of RSM US LLP	610,482	3,081	1,691

There were no broker non-votes with respect to this matter.

Advisory Approval of Executive Compensation

At the Annual Meeting, stockholders provided advisory approval of the compensation of our executives disclosed in the proxy statement for the Annual Meeting pursuant to the compensation disclosure rules of the Securities and Exchange Commission. The following is a summary of the votes cast at the Annual Meeting with respect to this matter:

	Votes in Favor	Votes Against	Votes Abstaining
Advisory approval of executive compensation	530,864	29,543	17,319

There were 37,528 broker non-votes with respect to this matter.

Frequency of Executive Compensation Votes

At the Annual Meeting, stockholders provided advisory approval for holding future advisory votes on executive compensation every 3 years. The following is a summary of the votes cast at the annual meeting with respect to this matter:

	Votes for 3 Years	Votes for 2 Years	Votes for 1 Year	Votes Abstaining
Frequency of executive compensation votes	540,869	1,078	35,505	274

There were 37,528 broker non-votes with respect to this matter.

The Company’s board of directors has determined that the Company will continue to submit the advisory vote to approve the compensation of the Company’s executives to stockholders every 3 years.

Item 8.01	Other Events.

On December 18, 2025, the Company's board of directors declared a special cash dividend of $0.28 per common share. This cash dividend is payable on January 30, 2026 to shareholders of record as of December 29, 2025. A press release announcing the dividend is set forth in Exhibit 99.1 of this report.

Item 9.01	Financial Statements and Exhibits.

EXHIBIT NO.	DESCRIPTION

99.1	Press release, dated December 18, 2025, issued by AMCON Distributing Company.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMCON DISTRIBUTING COMPANY
(Registrant)

Date: December 18, 2025		/s/ Charles J. Schmaderer
	Name:	Charles J. Schmaderer
	Title:	Vice President, Chief Financial Officer and Secretary